Exhibit 99.1

FOR IMMEDIATE RELEASE	18444 Highland Road Baton Rouge, Louisiana 70809
EDGEN GROUP REPORTS FIRST QUARTER 2013 RESULTS

BATON ROUGE, LOUISIANA – May 13, 2013, Edgen Group Inc. (the “Company” or “Edgen Group”) (NYSE: EDG) a leading global distributor of specialized products including steel pipe, valves, plate, and related components to the energy sector and industrial infrastructure markets, today reported its financial results for the three months ended March 31, 2013.

“Our OCTG business performance was excellent during the quarter considering the decline in rig count and weakness in selling prices,” stated Dan O’Leary, the Company’s Chairman and Chief Executive Officer. “The near term prospects of our E&I business are being affected by the steel pricing environment and delays in contract awards and customer purchasing decisions. We expect to get a clearer picture soon regarding the timing of these anticipated customer expenditures. As a result, we are withdrawing our previous guidance and plan to address 2013 guidance at a later time.”

Three Months Ended March 31, 2013 and 2012

•	Net sales were $406.1 million for the first quarter of 2013, down from $505.8 million for the same period in 2012.
◦

Net sales from our Energy & Infrastructure (“E&I”) segment decreased 28% to $201.2 million in 2013 compared to $277.7 million in 2012. Gross margins in 2013 and 2012 were 14.4% and 13.5%, respectively.

◦

Net sales from our Oil Country Tubular Goods (“OCTG”) segment decreased 10% to $205.2 million in 2013 compared to $228.1 million in 2012. Gross margins in 2013 and 2012 were 10.0% and 9.2%, respectively.

•	Selling, general and administrative ("SG&A") expenses for the first quarter of 2013 and 2012 were 6.6% and 4.6%, respectively, of net sales.
•

Interest expense decreased 32% for the first quarter of 2013 as compared to the first quarter of 2012 due to lower outstanding debt as well as the debt refinancing we completed in the fourth quarter of 2012.

•

Net loss of $(5.4) million in 2013, as compared to net income of $4.1 million in 2012, includes a loss on prepayment of debt of $1.7 million pre-tax ($1.4 million after tax) and a $2.3 million pre-tax ($1.5 million after tax) charge related to our obligation under our tax receivable agreement. Excluding charges, adjusted net loss was $(2.5) million for the first quarter of 2013.

•	Adjusted EBITDA was $23.9 million in 2013 compared to $36.4 million in 2012.

Mr. O’Leary continued, “We continue to remain optimistic about the long term growth of our end markets and the power of our business model.”

Conference Call

Edgen Group management will host a webcast and conference call to discuss these financial results on Monday, May 13, 2013 at 11:00 a.m. Eastern Daylight Time (10:00 a.m. Central Daylight Time). To access the conference call live over the internet, please log onto Edgen Group's website, http://www.edgengroup.com, and go to the “Investor Relations” webpage at least fifteen minutes prior to the start time to register, download and install any necessary software. To participate in the conference call, interested parties in the United States may dial 1-888-317-6016 and international parties may dial 1-412-317-6016. To access the conference call, please call at least ten minutes prior to the start time.

For those who are unable to listen to the live call, a replay will be available by dialing 1-877-344-7529 (United States) and 1-412-317-0088 (International) and using the conference number 10027057. A replay of the conference call will also be available at Edgen Group's website for 90 days following the date the webcast is posted.

About Edgen Group

Edgen Group is a leading global distributor of specialized products and services to the energy sector and industrial infrastructure markets, including steel pipe, valves, quenched and tempered and high yield heavy plate, and related components. Edgen Group is headquartered in Baton Rouge, Louisiana.  Additional information is available at www.edgengroup.com.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical fact are considered forward-looking statements including, without limitation, statements about our ability to achieve growth and profitability. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K filed with the SEC on March 15, 2013, and in other reports filed by us with the SEC. We undertake no obligation to review or update any forward-looking statements to reflect events or circumstances occurring after the date of this press release. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

Investor inquiries:

Edgen Group Inc.

Erika Fortenberry, 225-756-9868

Director of Investor Relations

EDGEN GROUP INC.

CONDENSED CONSOLIDATED/COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except shares outstanding and per share data)

	Three months ended March 31
	2013	2012
NET SALES	$406,103	$505,831
OPERATING EXPENSES:
Cost of sales (exclusive of depreciation and amortization shown below)	356,515	447,418
Selling, general and administrative expense	26,812	23,028
Depreciation and amortization expense	7,118	8,239
Total operating expenses	390,445	478,685
INCOME (LOSS) FROM OPERATIONS	15,658	27,146
OTHER INCOME (EXPENSE):
Other income (expense) - net	(2,096)	305
Loss on prepayment of debt	(1,675)	-
Interest expense - net	(14,942)	(22,046)
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)	(3,055)	5,405
INCOME TAX EXPENSE (BENEFIT)	2,330	1,304
NET INCOME (LOSS)	$(5,385)	$4,101

NET INCOME (LOSS) ATTRIBUTABLE TO:
Predecessor	$-	$4,090
Non-controlling interest	(477)	11
Edgen Group Inc.*	(4,908)	-

EARNINGS (LOSS) PER SHARE OF CLASS A COMMON STOCK ATTRIBUTABLE TO EDGEN GROUP INC.*:
Basic	$(0.27)	N/A
Diluted	(0.27)	N/A

WEIGHTED AVERAGE SHARES OF CLASS A COMMON STOCK OUTSTANDING*:
Basic	17,955,380	N/A
Diluted	17,955,380	N/A

*Edgen Group Inc. did not have any assets or operations, nor did it have any common stock outstanding prior to the IPO and the Reorganization on May 2, 2012.

EDGEN GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	March 31, 2013 (Unaudited)	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$22,305	$29,729
Accounts receivable, net of allowance for doubtful accounts of $2.6 million and $2.5 million	218,992	266,365
Inventory, net of provision of $7.3 million and $7.5 million	395,946	388,204
Income tax receivable	1,532	1,067
Deferred tax asset	15	8
Prepaid expenses and other current assets	8,004	7,574
Total current assets	646,794	692,947
PROPERTY, PLANT AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION OF $42.5 MILLION AND $42.1 MILLION	45,645	46,834
GOODWILL	35,023	36,590
DEFERRED TAX ASSET	5,058	4,812
OTHER INTANGIBLE ASSETS, NET OF ACCUMULATED AMORTIZATION OF $150.5 MILLION AND $148.3 MILLION	151,852	158,880
OTHER ASSETS	19,996	21,069
TOTAL ASSETS	$904,368	$961,132

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Managed cash overdrafts	$8,832	$4,593
Accounts payable	173,731	202,607
Income taxes payable	7,709	7,707
Deferred revenue	5,548	8,016
Accrued interest payable	22,079	9,866
Current portion of long term debt and capital lease obligations	2,881	2,822
Deferred tax liability	1,947	1,953
Accrued expenses and other current liabilities	21,351	29,298
Total current liabilities	244,078	266,862
DEFERRED TAX LIABILITY	5,063	5,314
OTHER LONG TERM LIABILITIES	4,851	3,109
REVOLVING CREDIT FACILITIES	58,122	56,894
LONG TERM DEBT AND CAPITAL LEASE	583,799	602,551
Total liabilities	895,913	934,730
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
Preferred stock, $0.0001 par value, 40,000,000 shares authorized, none issued or outstanding	-	-
Class A common stock, $0.0001 par value, 435,656,862 shares authorized, 18,972,224 and 18,196,062 shares issued and outstanding	2	2
Class B common stock, $0.0001 par value, 24,343,138 shares authorized, issued and outstanding	2	2
Additional paid in capital	156,417	162,901
Retained earnings (deficit)	(54,593)	(49,685)
Accumulated other comprehensive income (loss)	(11,947)	(9,294)
Total stockholders' equity	89,881	103,926
NON-CONTROLLING INTEREST	(81,426)	(77,524)
Total equity	8,455	26,402
TOTAL LIABILITIES AND EQUITY	$904,368	$961,132

EDGEN GROUP INC.

CONDENSED CONSOLIDATED/COMBINED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

 (In thousands)

	Three months ended March 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(5,385)	$4,101
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	7,118	8,239
Amortization of deferred financing costs	599	1,500
Amortization of discount on long term debt	161	323
Non-cash accrual of interest on Seller Note	671	1,072
Loss on prepayment of debt	1,675	-
Equity-based compensation expense	846	702
Unrealized (gain) loss on derivative instruments	440	22
Allowance for doubtful accounts	120	138
Provision for inventory allowances and write downs	817	375
Deferred income tax benefit	(298)	(605)
(Gain) loss on foreign currency transactions	359	29
(Gain) loss on sale of property, plant and equipment	9	(35)
Changes in operating assets and liabilities:
Accounts receivable	45,078	(10,974)
Inventory	(11,103)	(25,139)
Income tax receivable	(516)	244
Prepaid expenses and other current assets	(2,131)	(1,776)
Accounts payable	(25,656)	10,238
Accrued expenses, other current liabilities and deferred revenue	(2,541)	(22,217)
Income tax payable	2,418	365
Other	144	-
Net cash provided by (used in) operating activities	$12,825	$(33,398)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(758)	(810)
Proceeds from the sale of property, plant and equipment	28	37
Net cash provided by (used in) investing activities	$(730)	$(773)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of portion of Seller Note	(16,541)	-
Repayment of BL term loan	-	(11,907)
Other principal payments on long term debt and capital lease	(729)	(89)
Distributions to owners of Predecessor	-	(4,702)
Distributions to noncontrolling interests	(7,333)	-
Proceeds from revolving credit facilities	167,170	196,365
Payments to revolving credit facilities	(165,971)	(168,819)
Managed cash overdraft	4,255	9,529
Net cash provided by (used in) financing activities	$(19,149)	$20,377
Effect of exchange rate changes on cash and cash equivalents	(370)	771
NET CHANGE IN CASH AND CASH EQUIVALENTS	$(7,424)	$(13,023)
CASH AND CASH EQUIVALENTS - beginning of period	$29,729	$26,269
CASH AND CASH EQUIVALENTS - end of period	$22,305	$13,246

EDGEN GROUP INC.

CONDENSED CONSOLIDATED/COMBINED CONSOLIDATED SEGMENT INFORMATION

(Unaudited)

	Three months ended March 31,
(in millions)	2013	2012
Net sales:
E&I	$201.2	$277.7
OCTG	205.2	228.1
Intersegment net sales	(0.3)	-
Total net sales	$406.1	$505.8

Intersegment net sales:
E&I	$0.3	$-
OCTG	-	-
Total intersegment net sales	$0.3	$-

Selling, general and administrative expense:
E&I	$19.2	$15.6
OCTG	3.5	3.7
Corporate	4.1	3.7
Total selling, general and administrative expense	$26.8	$23.0

Depreciation:
E&I	$1.3	$1.3
OCTG	-	-
Corporate	-	-
Total depreciation	$1.3	$1.3

Amortization:
E&I	$2.2	$3.3
OCTG	3.6	3.6
Corporate	-	-
Total amortization	$5.8	$6.9

Income from operations:
E&I	$6.4	$17.3
OCTG	13.4	13.5
Corporate	(4.1)	(3.7)
Total income from operations	$15.7	$27.1

(in millions)	March 31, 2013	December 31, 2012
Assets:
E&I	$547.9	$584.0
OCTG	352.5	373.1
Corporate	4.0	4.0
Total assets	$904.4	$961.1

EDGEN GROUP INC.

SUPPLEMENTAL INFORMATION

(UNAUDITED)

Adjusted EBITDA

(In millions)

The table below provides a reconciliation of GAAP net income (loss) to non-GAAP EBITDA and adjusted EBITDA for the periods indicated.

	Three months ended March 31,
	2013	2012
Net income (loss)	$(5.4)	$4.1
Income taxes expense (benefit)	2.3	1.3
Interest expense - net	15.0	22.1
Depreciation and amortization expense	7.1	8.2
EBITDA	$19.0	$35.7
Loss on prepayment of debt (1)	1.7	-
Charge associated with TRA obligation(2)	2.3	-
Equity-based compensation (3)	0.9	0.7
Adjusted EBITDA	$23.9	$36.4

Adjusted Net Income (Loss) and Adjusted Earnings (Loss) per Share

(In millions, except shares outstanding and per share data)

The table below provides a reconciliation of GAAP net income (loss) to non-GAAP adjusted net income (loss) and adjusted earnings (loss) per share.

	Three months ended March 31,
	2013	2012
Net income (loss)	$(5.4)	$4.1
Loss on prepayment of debt, net of tax (1)	1.4	-
Charge associated with TRA obligation, net of tax (2)	1.5	-
Adjusted net income (loss)	$(2.5)	$4.1

Adjusted net income (loss) attributable to:
Predecessor (4)	$-	$4.1
Non-controlling interest	0.4	-
Edgen Group Inc. (4)	(2.9)	-

Adjusted earnings (loss) per share of Class A common stock attributable to Edgen Group Inc.:
Basic	(0.16)	N/A
Diluted	(0.16)	N/A

Weighted average shares of Class A common stock outstanding:
Basic	17,955,380	N/A
Diluted	17,955,380	N/A

(1)	Reflects the expensing of unamortized discounts associated with certain indebtedness repaid during the first quarter of 2013.
(2)	Represents a non-cash charge associated with Bourland and Leverich Supply Co. LLC’s (“B&L Supply”) cash redemption of Edgen Murray Corporation’s (“EMC”) interest in B&L Supply.
(3)	Reflects non-cash compensation expense related to the issuance of equity-based awards.

(4) Prior to our IPO and Reorganization on May 2, 2012, all income (loss) generated from our operations was allocated to the Predecessor. Because we historically operated as a series of related partnerships and limited liability companies and there was no single capital structure upon which to calculate historical earnings per share information, we have not provided a calculation of adjusted earnings (loss) per share for periods prior to the IPO and the Reorganization.

Non-GAAP Financial Measures

We define EBITDA as net income (loss), plus interest expense, provision for income taxes, depreciation and amortization expense. We define adjusted EBITDA as EBITDA plus loss on prepayment of debt, expense related to our obligation under our tax receivable agreement and equity-based compensation expense. We define adjusted net income (loss) as net income (loss) plus loss on prepayment of debt and expense related to our obligation under our tax receivable agreement. Adjusted earnings (loss) per share consists of adjusted net income (loss) divided by the weighted average number of our Class A common stock outstanding.

For the following reasons, we believe EBITDA and adjusted EBITDA represent an effective supplemental means by which to measure our operating performance: (a) management uses EBITDA and adjusted EBITDA to, among other things, evaluate the performance of our operating segments, develop budgets and measure our performance against those budgets, determine employee bonuses and evaluate our cash flows in terms of cash needs and (b) EBITDA and adjusted EBITDA are useful to investors as they enable us and our investors to evaluate and compare our results from operations in a more meaningful and consistent manner by excluding specific items which are not reflective of ongoing operating results, such as items related to capital structure, taxes and certain non-cash charges.

These Non-GAAP measures, as calculated by us, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, because these non-GAAP measures do not account for certain items which may be material to a complete evaluation of our operating results, the measures have material limitations as analytical tools and are not considered by our management in isolation of, as an alternative to or superior to GAAP measures such as net income, operating income, net cash flow provided by operating activities or any other measure of financial performance or liquidity calculated and presented in accordance with GAAP.

We believe that the line item on our condensed consolidated/combined consolidated statements of operations entitled “net income (loss)” is the most directly comparable GAAP measure to EBITDA, adjusted EBITDA and adjusted net income (loss). A reconciliation of EBITDA, adjusted EBITDA and adjusted net income (loss) to net income (loss) for the three months ended March 31, 2013 and 2012 is shown above.